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                                                                Exhibit (10)(ff)

                               AMENDMENT NUMBER 5
                                     TO THE
                          REYNOLDS AND REYNOLDS COMPANY
                          SUPPLEMENTAL RETIREMENT PLAN

         The Reynolds and Reynolds Company (the "Company") adopted The Reynolds and Reynolds Company Supplemental Retirement Plan (the "Plan") originally effective October 1, 1978. Thereafter, the Company amended and restated the Plan effective October 1, 1986. The Company has reserved the right under Section 8.5 of the Plan to amend the Plan at any time and from time to time. The last amendment to the Plan was amendment Number 4. The Company desires to further amend the Plan as follows:

1. Effective March 1, 1998, Section 4.6 shall be added to the Plan and shall read as follows:

         Section 4.7 - Benefit Splitting Resulting from Divorce
         ------------------------------------------------------

                  A Participant may have his accrued benefit divided in a divorce property settlement pursuant to a binding divorce decree or in connection with a child support order. The Participant is responsible for advising the Company of any such order. The dividable accrued benefit shall not exceed the amount of the benefit accrued based upon the benefit formula and calculation factors as of the date of the order. Unless otherwise provided by the Company, the non-employee participant is eligible for a distribution from such account in accordance with the terms of this Plan.

         IN WITNESS WHEREOF, this Amendment is executed as of this 18th day of May, 1998.


                                 THE REYNOLDS AND REYNOLDS COMPANY

                                 By /s/ Thomas J. Momchilov
                                   ---------------------------------------------

                                 Title Vice President Corporate Human Resources
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